File No.’s 033-07190 & 811-04750

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to ss.240.14a-12

Fenimore Asset Managment Trust

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No Fee Required

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[   ]       Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

FENIMORE ASSET MANAGEMENT TRUST

384 North Grand Street

Cobleskill, New York 12043

FAM Value Fund

FAM Dividend Focus Fund

(formerly FAM Equity-Income Fund)

FAM Small Cap Fund

Dear Shareholder:

I am happy to have this opportunity to provide you with the enclosed materials concerning Fenimore Asset Management Trust (the “Trust”) and its three mutual funds, FAM Value Fund, FAM Dividend Focus Fund (formerly FAM Equity-Income Fund) and FAM Small Cap Fund (the “Funds”). The Board of Trustees of the Trust has called a special meeting of shareholders to be held on Monday, August 26, 2019 at the offices of the Trust located at 384 North Grand Street, Cobleskill, New York 12043, at 11:00 a.m., Eastern Time (the “Meeting”).

The purpose of the Meeting is to ask shareholders to consider the following proposals:

1.	To elect seven Trustees of the Trust; and

2.	To transact such other business as may properly come before the Meeting and any adjournment(s) thereof.

After careful consideration, the Board of Trustees of the Trust recommends that you vote “FOR” the election of each of the nominees presented.

We strongly invite your participation by asking you to review these materials and complete and return your Proxy Card as soon as possible.

Detailed information about the proposals is contained in the enclosed materials. Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received by no later than August 25, 2019. VOTING IS QUICK AND EASY. EVERYTHING YOU WILL REQUIRE IS ENCLOSED. To cast your vote, simply complete, sign and return the Proxy Card in the enclosed postage-paid envelope.

Proxy materials for the shareholder meeting are enclosed and are also available at www.okapivote.com/FAM.

In addition to voting by mail you may also vote by either telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.
(2) Call the toll-free number that appears on your Proxy Card.	(2) Go to the website that appears on your Proxy Card.
(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.	(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Proxy Card. Use of telephone or Internet voting will reduce the time and effort associated with this proxy solicitation.

Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

Please note that you may receive more than one set of proxy materials if you hold shares in more than one account or in more than one Fund. Please be sure to vote each account or Fund by utilizing one of the methods described on the Proxy Cards or by signing and dating each Proxy Card and enclosing it in the postage-paid envelope provided for each Proxy Card.

If you have any questions regarding the proposed election of the Trustees or need assistance in completing your proxy card, please contact Okapi Partners, our proxy solicitor, toll-free at 888-785-6617.

Sincerely,

Thomas O. Putnam
President and Trustee
Fenimore Asset Management Trust

FENIMORE ASSET MANAGEMENT TRUST

384 North Grand Street

Cobleskill, New York 12043

FAM Value Fund

FAM Dividend Focus Fund

FAM Small Cap Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD AUGUST 26, 2019

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of Fenimore Asset Management Trust (the “Trust”), will be held on Monday, August 26, 2019, at 384 North Grand Street, Cobleskill, New York 12043, at 11:00 a.m., Eastern Time, for the following purposes:

1.	To elect seven Trustees of the Trust; and

2.	To transact such other business as may properly come before the Meeting and any adjournment(s) thereof.

You are entitled to vote at the Meeting and any adjournment(s) thereof if you owned shares of any Fund listed above as of the close of business on June 28, 2019 (the “Record Date”).

Whether or not you plan to attend the Meeting in person, please vote your shares. In addition to voting by mail you may also vote by either telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.
(2) Call the toll-free number that appears on your Proxy Card.	(2) Go to the website that appears on your Proxy Card.
(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.	(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Proxy Card. Use of telephone or Internet voting will reduce the time and effort associated with this proxy solicitation.

Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

PLEASE RESPOND - WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. YOUR VOTE IS VERY IMPORTANT.

By Order of the Board of Trustees

Michael F. Balboa
Secretary and Treasurer
Fenimore Asset Management Trust

July 16, 2019

FENIMORE ASSET MANAGEMENT TRUST

FAM Value Fund

FAM Dividend Focus Fund

FAM Small Cap Fund

384 North Grand Street

Cobleskill, New York 12043

________

PROXY STATEMENT

________

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 26, 2019

This proxy statement is being furnished to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Fenimore Asset Management Trust (the “Trust”), on behalf of each of its series named above (each a “Fund” and collectively, the “Funds”), to be voted at a Special Meeting of Shareholders to be held on Monday, August 26, 2019, at 384 North Grand Street, Cobleskill, New York 12043, at 11:00 a.m., Eastern Time, for the purposes set forth below and as described in greater detail in this Proxy Statement.

You are entitled to vote at the Meeting and at any adjournment(s) if you owned shares of any of the Funds at the close of business on June 28, 2019 (the “Record Date”). The date of the first mailing of the Proxy Cards and this Proxy Statement to shareholders will be on or about July16, 2019.

Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If Proxy Cards have been executed, but no instructions are given, such proxies will be voted in favor of the proposals. To revoke a proxy, the shareholder giving such proxy must either: (1) submit to the Trust a subsequently dated Proxy Card, (2) deliver to the Trust a written notice of revocation, or (3) otherwise give notice of revocation in open meeting, in all cases prior to the exercise of the authority granted in the proxy.

The presence in person or by proxy of the holders of record of a majority of the total shares outstanding of the Trust on the Record Date shall constitute a quorum at the Meeting, permitting action to be taken.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Funds or an affiliate or agent of the Funds, the service agent may be the record holder of your shares. At the Special Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a Proposal may be deemed to vote such shares in favor of the Proposal.

In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on one or more proposals, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal or proposals for a reasonable period or periods.

The most recent annual report of the Funds, including financial statements, for the fiscal year ended December 31, 2018, and the most recent semi-annual report for the Funds for the semi-annual period ended June 30, 2018, have been mailed previously to shareholders. If you would like to receive additional copies of the shareholder reports free of charge, please contact the Funds by calling 1-800-453-4392. Requested shareholder reports will be sent by first class mail within three business days of the receipt of the request.

__________

PROPOSAL 1--All Funds

ELECTION OF TRUSTEES

__________

What are shareholders being asked to approve in Proposal 1?

The purpose of this proposal is to elect members of the Board of Trustees. The Board of Trustees oversees the operations and management of each of the Funds and meets regularly to review the business and investment activities of the Funds. The current Board of Trustees has deemed it advisable and in the best interests of the shareholders of the Funds to elect two new Trustees to fill certain vacancies on the Board being created upon the upcoming retirement of two of the current Trustees. The Investment Company Act of 1940, as amended (the “Investment Company Act”) requires that a specific percentage of Trustees of a mutual fund must have been elected by shareholders. In order to add the proposed new Trustees to the Board and comply with the requirements of the Investment Company Act, the Board is requesting that shareholders of the Funds vote for the full slate of seven Nominees, which includes five of the current Trustees.

Who are the Nominees to the Board?

Information about the Nominees, including their addresses, age and principal occupations during the past five years, and other current directorships of publicly traded companies or funds, is set forth in the table below. Each Nominee has agreed to serve on the Board if elected by shareholders. A Nominee is deemed to be “independent” to the extent the Trustee is not an “interested person” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act (an “Independent Trustee”). All Nominees whose names are designated by an asterisk (*) are currently Trustees of the Trust. For purposes of this Proxy Statement, “Fund Complex” means the three Funds of the Trust. In the event that all of the Trustee Nominees are elected, the Independent Trustees would represent more than 75% of the Board.

Name, Address, and Age	Position(s) with the Trust, Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Nominees
Denise V. Gonick c/o 384 North Grand St. Cobleskill, NY 12043 Age: 52	Advisory Board member and Current Nominee	President, MVP Health Care (a health insurance company) (2012- to present)	3	Chemung Financial Corporation (financial services holding company)
Kenneth R. Stoll c/o 384 North Grand St. Cobleskill, NY 12043 Age: 57	Advisory Board member and Current Nominee	Retired, President and Chief Financial Officer (2015 to 2018) and Vice President and Chief Operating Officer (2004 to 2014), Weitz Investment Management, Inc. (investment management firm and mutual fund sponsor)	3	None
Fred “Chico” Lager* c/o 384 North Grand St. Cobleskill, NY 12043 Age: 65	Trustee since 1996	Business Consultant; Retired President & CEO of Ben & Jerry’s Homemade, Inc. (food services company)	3	None
Kevin J. McCoy, CPA* c/o 384 North Grand St. Cobleskill, NY 12043 Age: 66	Trustee since 2007	Principal, Marvin and Company, P.C. (certified public accounting firm)	3	None
Paul Keller, CPA* c/o 384 North Grand St. Cobleskill, NY 12043 Age: 64	Trustee since 2010	Business Consultant; Retired Partner, PricewaterhouseCoopers, LLP Investment Management Services Group (certified public accounting firm)	3	Pacific Select Funds (56 portfolios) and the Pacific Funds (35 portfolios)
Donald J. Boteler* c/o 384 North Grand St. Cobleskill, NY 12043 Age: 71	Trustee since 2012	Retired Vice President of Operations and Continuing Education, the Investment Company Institute (trade association for the investment company industry)	3	Parnassus Funds (3 portfolios) and Parnassus Income Funds (2 portfolios)
Interested Nominee
Thomas O. Putnam*[2] 384 North Grand St. Cobleskill, NY 12043 Age: 75	President and Trustee since 1986	Chairman, Fenimore Asset Management, Inc.	3	None

[1]	Each Trustee holds office indefinitely until his or her successor is elected and qualified.
[2]	Mr. Putnam, by virtue of his employment with Fenimore Asset Management, Inc., the Trust’s investment adviser, is considered to be an “interested person” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940.

Trustee Qualifications. There are no specific required qualifications for Board membership. The Board believes that the different perspectives, viewpoints, professional experience, education and individual attributes of each Trustee represent a diversity of experiences and skills. In addition to the table below, the following is a brief discussion of the specific experience, qualifications, attributes and skills that led to the conclusion that each person identified below is qualified to serve as a Trustee.

Fred “Chico” Lager – As the former President and Chief Executive Officer of a publicly traded company, Mr. Lager has extensive experience and background in corporate and financial matters and has been designated as one of the financial experts on the Trust’s Audit Committee. He also has experience as a director of several public and privately held companies. In addition, Mr. Lager also has had long-standing service as a member of the Board of Trustees.

Kevin J. McCoy – As a certified public accountant with over 35 years of experience in the industry, Mr. McCoy has extensive experience and background in the auditing of operating companies and in business and financial matters. Mr. McCoy has also been designated as one of the financial experts on the Trust’s Audit Committee, of which he is currently the Chairman. In addition, he also has had long-standing service as a member of the Board of Trustees.

Paul Keller - As a certified public accountant and former PricewaterhouseCoopers LLP assurance partner with over 30 years of experience in the mutual fund industry, Mr. Keller has extensive experience as an auditor and business advisor to mutual funds and related service companies, as well as, other financial services companies. Mr. Keller has also been designated as one of the financial experts on the Trust’s Audit Committee. He also has experience as a director of other SEC-registered mutual funds. In addition, he also has had long-standing service as a member of the Board of Trustees.

Donald J. Boteler - As former executive with the Investment Company Institute, the trade association for the investment company industry, Mr. Boteler has extensive experience and background in operations, accounting, compliance, and continuing education while working with investment companies. Mr. Boteler has also been designated as one of the four financial experts on the Trust’s Audit Committee. He also has experience as a director of other SEC-registered mutual funds. In addition, he also has had long-standing service as a member of the Board of Trustees.

Thomas O. Putnam – Through his positions as founder, director, Chairman and portfolio manager with Fenimore Asset Management, Inc., the investment adviser to the Funds, Mr. Putnam has extensive experience and background in the management and operation of registered investment companies, enabling him to provide management input and investment guidance to the Board. He also has had long-standing service as a Trustee of the Board.

Denise V. Gonick – As the President and Chief Executive Officer of a health insurance organization, Ms. Gonick has extensive experience and background in business management, operations and corporate governance. As a trained lawyer and former Chief Legal Officer for the company that she currently heads, Ms. Gonick also has legal and compliance training and experience. Over her career, Ms. Gonick has been directly involved in corporate leadership, transactions, strategic planning, executive management, financial management, compliance and government relations.

Kenneth R. Stoll – As the recently retired President and Chief Financial Officer of an investment management firm and mutual fund sponsor, and as the former Chief Operating Officer of the same firm, Mr. Stoll has extensive experience and background in the management and operations of SEC-registered mutual funds. Mr. Stoll was also a certified public accountant and was previously a partner with PricewaterhouseCoopers LLP focusing primarily on the auditing of mutual funds and he has a useful knowledge and understanding of the mutual fund industry based on his over 30 year involvement in the field.

Executive Officers

Officers of the Trust are appointed by the Board to oversee the day-to-day activities of each of the Funds. Information about the executive officers of the Trust, including their principal occupations during the past five years, is set forth in Exhibit C.

BOARD COMMITTEES

The Board of Trustees have established an Audit Committee, a Nominating and Corporate Governance Committee, and a Valuation Committee. The Audit Committee, which is composed of at least three of the Trust’s Independent Trustees, includes Messrs. Lager, McCoy, Keller and Boteler. The Audit Committee: (i) selects the Trust's independent registered public accounting firm and recommends to the Board of Trustees the selection; (ii) annually reviews the scope of the proposed audit, the audit procedures to be utilized and the proposed audit fees; (iii) reviews the annual audit with the independent registered public accounting firm; (iv) reviews the annual financial statements of the Funds, and (v) reviews the adequacy and effectiveness of internal controls and procedures. For the year ended December 31, 2018, the Audit Committee met twice.

The Nominating and Corporate Governance Committee is composed of the Independent Trustees, including Messrs. Lager, McCoy, Keller and Boteler. The Nominating and Corporate Governance Committee: (i) recommends nominees to the full Board for election to the Board of Trustees; (ii) evaluates each candidate's qualifications for Board membership and his or her independence from the Trust's investment manager and other principal service providers; (iii) periodically reviews the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board; (iv) reviews Trustee compensation on an annual basis and recommends any appropriate changes to the full Board; (v) oversees the Trust's policies and procedures regarding compliance with corporate governance policies; and (vi) periodically reviews the Board governance procedures of the Trust and recommends any appropriate changes. The Committee does not have a stated policy of considering nominees recommended by the Trust's shareholders. For the year ended December 31, 2018, the Nominating and Corporate Governance Committee did not convene any meetings.

The Valuation Committee is composed of the Independent Trustees, including Messrs. Lager, McCoy, Keller and Boteler. The purpose of the Valuation Committee is to oversee the implementation of the Trust's valuation procedures and to make fair value determinations on behalf of the Board as specified in the Trust's valuation procedures. The Valuation Committee meets on an as-needed basis to consider valuation matters submitted for their review. For the year ended December 31, 2018, the Valuation Committee was not required to convene any meetings.

Share Ownership

As of the Record Date, each of the Nominees and executive officers of the Trust owned individually and collectively as a group less than 1% of the outstanding shares of each Fund, except in the case of Mr. Putnam who owns beneficially 2.61% of FAM Value Fund (all of which consists of Investor Shares), 9.91% of FAM Dividend Focus Fund (all of which consists of Investor Shares) and 6.71% of FAM Small Cap Fund (all of which consist of Institutional Shares).

The following table sets forth the aggregate dollar range of equity securities owned by each Nominee as of December 31, 2018:

	Fund Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee Within the Family of Investment Companies
Independent Trustee Nominees
Denise V. Gonick	FAM Value Fund FAM Dividend Focus Fund FAM Small Cap Fund	None None None	None None None
Kenneth R. Stoll*	FAM Value Fund FAM Dividend Focus Fund FAM Small Cap Fund	$10,001-50,000 $10,001-50,000 $10,001-50,000	Over $100,000
Fred “Chico” Lager	FAM Value Fund FAM Dividend Focus Fund FAM Small Cap Fund	Over $100,000 Over $100,000 $50,000 – 100,000	Over $100,00

	Fund Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee Within the Family of Investment Companies
Kevin J. McCoy	FAM Value Fund FAM Dividend Focus Fund FAM Small Cap Fund	Over $100,000 Over $100,000 Over $100,000	Over $100,000
Paul Keller	FAM Value Fund FAM Dividend Focus Fund FAM Small Cap Fund	Over $100,000 Over $100,000 $50,000 – 100,000	Over $100,000
Donald J. Boteler	FAM Value Fund FAM Dividend Focus Fund FAM Small Cap Fund	Over $100,000 $50,001 - 100,000 $50,000 – 100,000	Over $100,000
Interested Trustee Nominee
Thomas O. Putnam	FAM Value Fund FAM Dividend Focus Fund FAM Small Cap Fund	Over $100,000 Over $100,000 Over $100,000	Over $100,000

*	The shareholdings for Mr. Stoll are as of the Record Date.

Compensation

Trustees of the Funds not employed by Fenimore Asset Management, Inc. receive from the Funds a fee of $1,250 for each Board of Trustees meeting, $12,000 annual retainer, $500 for each committee meeting, an additional fee of $1,250 for attending offsite Board of Trustee meetings, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The Independent Chairman is entitled to receive up to an additional $10,000 annual retainer. The Chairman of the Audit Committee receives an additional $1,500 annual retainer. The $12,000 annual retainer is distributed exclusively in shares of the Funds. Trustees who are employees of Fenimore Asset Management, Inc. do not receive compensation from the Funds.

For the fiscal year ended December 31, 2018, the Trustees standing for re-election received the following compensation from the Funds and from certain other investment companies (if applicable) that have the same investment adviser as the Funds or an investment adviser that is an affiliated person of the Funds' investment adviser:

Independent Trustee Nominees*	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex
Fred “Chico” Lager	$18,000	N/A	N/A	$18,000
Kevin J. McCoy	$20,750	N/A	N/A	$20,750
Paul Keller	$18,000	N/A	N/A	$18,000
Donald J. Boteler	$18,000	N/A	N/A	$18,000
Interested Trustee Nominees
Thomas O. Putnam**	$0	N/A	N/A	$0

*	Neither Ms. Gonick nor Mr. Stoll were members of the Board during the Funds’ fiscal year ended December 31, 2018.
**	Mr. Putnam, by virtue of his employment with Fenimore Asset Management, Inc., the Trust’s investment adviser, is considered an “interested person” of the Trust and therefore he does not receive any compensation for his service as a Trustee.

Shareholder Approval

Nominees receiving a plurality vote shall be elected. This means that the seven nominees receiving the largest number of votes will be elected.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES

ADDITIONAL INFORMATION ABOUT THE FUNDS

Investment Adviser

Fenimore Asset Management, Inc. (the “Adviser”) is the investment adviser and makes the day-to-day investment decisions for the Funds. The Adviser, which is located at 384 North Grand Street, Cobleskill, New York 12043, is registered as an investment adviser with the U.S. Securities and Exchange Commission. Thomas O. Putnam, who is a nominee for re-election as a Trustee, is the majority shareholder of Fenimore Asset Management, Inc. The Adviser also provides certain business management services to the Funds pursuant to a separate Business Management Agreement that it has entered into with the Funds.

Distributor

Fenimore Securities, Inc. (the “Distributor”) serves as distributor of the shares of each Fund. The Distributor is located at 384 North Grand Street, Cobleskill, New York 12043 and is an affiliate of Fenimore Asset Management, Inc. Thomas O. Putnam, who is a nominee for re-election as a Trustee, is the sole shareholder of Fenimore Securities, Inc.

Shareholder Servicing Agent

FAM Shareholder Services, Inc. serves as the shareholder servicing agent to each of the Funds pursuant to a Shareholder Services Agreement with the Trust. FAM Shareholder Services, Inc. is located at 384 North Grand Street, Cobleskill, New York 12043 and is an affiliate of Fenimore Asset Management, Inc. Thomas O. Putnam, who is a nominee for re-election as a Trustee, is the sole shareholder of FAM Shareholder Services, Inc.

OTHER BUSINESS

The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

The Trust does not hold annual shareholder meetings. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Trust at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in that Proxy Statement relating to such meeting. The Board does not presently have a stated policy for considering nominees recommended by shareholders.

Shareholders who wish to communicate with the Board should send communications to the attention of the Secretary of the Trust, 384 North Grand Street, Cobleskill, New York 12043 and communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to the Chairman of the Board.

PROXY **FENIMORE ASSET MANAGEMENT TRUST** PROXY

**FUND NAME**

The undersigned shareholder(s), hereby appoint(s) Debra A. Pollard and Frank J. Privitera or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of the above referenced fund (the "Fund") which the undersigned is entitled to vote at the special meeting of shareholders of the Fund ( the "Meeting") to be held at the offices of the Trust located at 384 North Grand Street, Cobleskill, New York 12043, at 11:00 a.m., Eastern Time, and at any or all adjournments or postponements thereof.

**IF THE PROXY IS EXECUTED, BUT WITH RESPECT TO A PARTICULAR PROPOSAL NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF SUCH PROPOSAL AND IN THE DISCRETION OF THE ABOVE-NAMED PROXIES AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.**

**Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.**

**CONTROL #:**

**SHARES:**

**Note:** Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. When signing in a fiduciary capacity, such as by attorney, executor, administrator, trustee or guardian, etc., please give full title. Corporate and partnership proxies should be signed by an authorized person. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

______________________________________
Signature(s) (Title(s), if applicable)

______________________________________

______________________________________
Date

**PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE**

**CONTINUED ON THE REVERSE SIDE**

## THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1. **By Phone:** Call Okapi Partners toll-free at: **888-785-6617** to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 6:00 PM (ET).

*OR*

2. **By Internet:** Refer to your proxy card for the control number and go to: **www.okapivote.com/FAM2019** and follow the simple on-screen instructions.

*OR*

3. **By Mail:** Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

***If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on August 26, 2019.***

**THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSAL 1**

1. To elect seven nominees to the Board:

**INSTRUCTIONS:** To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and mark the box next to each nominee y

☐ **FOR ALL NOMINEES** ☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES** **FOR ALL EXCEPT**

☐ Denise V. Gonick
☐ Kenneth R. Stoll
☐ Fred "Chico" Lager
☐ Kevin J. McCoy, CPA
☐ Paul Keller, CPA
☐ Donald J. Boteler
☐ Thomas O. Putnam

2. To transact any other business, not currently contemplated, that may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the proxies or their substitutes.

**You may have received more than one proxy card due to multiple investments in the Funds.**

**PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!**

**PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.**

**CONTINUED AND TO BE SIGNED ON REVERSE SIDE**

**IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 26, 2019**

**THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/FAM**

 Exhibit Index

Exhibit A	Shares Outstanding as of the Record Date	A-1
Exhibit B	Officers of the Trust	B-1
Exhibit C	Beneficial Ownership of Greater than 5% of the Funds’ Shares	C-1

EXHIBIT A

Shares Outstanding as of the Record Date

Fund	Share Class	Shares Outstanding as of the Record Date
FAM Value Fund	Investor Shares Institutional Shares	16,368,208 378,466
FAM Dividend Focus Fund	Investor Shares	9,802,329
FAM Small Cap Fund	Investor Shares Institutional Shares	7,405,302 3,013,229

A-1

EXHIBIT B

Beneficial Ownership of Greater than 5% of the Share Classes of Each Fund

As of the Record Date the following person(s) owned beneficially or of record 5% or more of the outstanding shares of the indicated share class of each of the Funds:

Name of Fund and Class of Shares	Name and Address of Beneficial Owner	Percentage of Class Owned (%)*
FAM Value Fund Investor Shares

National Financial Services, Corp.

(For the benefit of its Customers)

200 Liberty Street 5th Floor

New York, NY 10281

Charles Schwab & Co., Inc.

(For the benefit of Schwab Customers)

101 Montgomery Street

San Francisco, CA 94104

8.55% 8.21%
FAM Value Fund Institutional Shares

Charles Schwab & Co., Inc.

(For the benefit of Schwab Customers)

101 Montgomery Street

San Francisco, CA 94104

National Financial Services, Corp.

(For the benefit of its Customers)

200 Liberty Street 5th Floor

New York, NY 10281

Band & Co.

c/o US Bank NA

PO Box 1787

Milwaukee, WI 53201-1787

33.52% 31.97% 12.26%
FAM Dividend Focus Fund Investor Shares

Charles Schwab & Co., Inc.

(For the benefit of Schwab Customers)

101 Montgomery Street

San Francisco, CA 94104

National Financial Services, Corp.

(For the benefit of its Customers)

200 Liberty Street 5th Floor

New York, NY 10281

Thomas and Patricia Putnam

c/o Fenimore Asset Management, Inc.

384 North Grand Street

Cobleskill, NY 12043

12.74% 11.13% 7.67%

B-1

Name of Fund and Class of Shares	Name and Address of Beneficial Owner	Percentage of Class Owned (%)*
FAM Small Cap Fund Investor Shares

Charles Schwab & Co., Inc.

(For the benefit of Schwab Customers)

101 Montgomery Street

San Francisco, CA 94104

National Financial Services, Corp.

(For the benefit of its Customers)

200 Liberty Street 5th Floor

New York, NY 10281

21.63% 7.89%
FAM Small Cap Fund Institutional Shares

Charles Schwab & Co., Inc.

(For the benefit of Schwab Customers)

101 Montgomery Street

San Francisco, CA 94104

National Financial Services, Corp.

(For the benefit of its Customers)

200 Liberty Street 5th Floor

New York, NY 10281

Thomas and Patricia Putnam

c/o Fenimore Asset Management, Inc.

384 North Grand Street

Cobleskill, NY 12043

Fenimore Asset Management, Inc.

384 North Grand Street

Cobleskill, NY 12043

TD Ameritrade Inc.

(For the benefit of its Customers)

PO Box 2226

Omaha, NE 68103-2226

33.27% 18.29% 15.15% 11.12% 8.85%

*	A party holding in excess of 25% of the outstanding voting securities of a Fund may be deemed to control the Fund based on the substantial ownership interest held and the party’s resultant ability to influence voting on certain matters submitted to shareholders for their consideration and approval.

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EXHIBIT C

Executive Officers of the Funds

Information about the executive officers of the Trust, including their principal occupations during the past five years, is set forth below. Certain of these officers are also officers and/or employees of Fenimore Asset Management, Inc., the Trust’s investment adviser.

Name and Age	Position(s) Held with the Trust	Principal Occupation(s) during Past 5 Years
Thomas O. Putnam 384 North Grand St. Cobleskill, NY 12043 Age: 75	President and Trustee since 1986	Chairman, Fenimore Asset Management, Inc.
Michael F. Balboa 384 North Grand St. Cobleskill, NY 12043 Age: 35	Secretary and Treasurer since May 2016	Chief Financial Officer, Fenimore Asset Management, Inc. (February 2016 to Present) Prior to February 2016, Senior Manager – Ernst & Young LLP
Brian Lutes 225 Pictoria Drive Suite 450 Cincinnati, OH 45246 Age: 43	Assistant Treasurer since November 2017	Vice President, Mutual Fund Controller of Fund Accounting of Ultimus Fund Solutions, LLC
Maggie Bull 2 Easton Oval Suite 300 Columbus, OH 43219 Age: 53	Assistant Secretary since November 2017	Senior Attorney, Ultimus Fund Solutions, LLC (since June 2017); Legal Counsel, Meeder Investment Management (January 2011 to September 2016); Chief Compliance Officer, Meeder Funds (March 2011 to September 2016)
Martin Dean 225 Pictoria Drive Suite 450 Cincinnati, OH 45246 Age: 54	Chief Compliance Officer since May 2019	Vice President, Director of Fund Compliance, Ultimus Fund Solutions, LLC (January 2016-present); Senior Vice President, Huntington Asset Services (July 2013-December 2015); Director of Fund Accounting and Fund Administration Product, Citi Fund Services (January 2008-June 2013)

C-1